The Mosaic Company
Jim Prokopanko, President and Chief Executive Officer
Larry Stranghoener, Executive Vice President and Chief Financial Officer
Mike Rahm, Vice President Market and Strategic Analysis
Laura Gagnon, Vice President Investor Relations
Earnings Conference Call – 1
st
Quarter Fiscal 2012
Thursday, September 29, 2011
Exhibit 99.2

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such
statements include, but are not limited to, statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation and implementation of the U.S. Environmental Protection Agency’s numeric water quality standards for the discharge of nutrients into Florida lakes and streams; further developments in the lawsuit involving the federal wetlands permit for the extension of the Company’s South Fort Meade, Florida, mine into Hardee County, including orders, rulings, injunctions or other actions by the court or actions by the plaintiffs, the Army Corps of Engineers or others in relation to the lawsuit, or any actions the Company may identify and implement in an effort to mitigate the effects of the lawsuit; other difficulties or delays in receiving, or increased costs of, necessary governmental permits or approvals; further developments in the lawsuit involving the tolling agreement at the Company's
Esterhazy, Saskatchewan, potash mine, including settlement or orders, rulings, injunctions or other actions by the court, the plaintiff or others in relation to the lawsuit; the effectiveness of our processes for managing our strategic priorities; adverse weather conditions affecting operations in Central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of various items differing from management’s current estimates, including among others asset retirement, environmental remediation, reclamation or other environmental regulation, or Canadian resource taxes and royalties; accidents and other disruptions involving Mosaic’s operations, including brine inflows at its Esterhazy, Saskatchewan potash mine and other potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.

Outstanding Results Revenue $3.1 billion +41% Net income $526 million +77% EPS $1.17 +75% 3

Quarterly Highlights
• Best in class customer relationships
• Potash – grow cash flow by increasing volume
– Over $200 million cap ex in Q1
– Esterhazy K2 mill construction nearing completion
• Phosphates – grow cash flow by optimizing return on invested capital
– Operational excellence:  20% increase in mine production and higher shipments from Miski Mayo
– High value products: MicroEssentials® volumes hit a new record, introduced
Nexfos™, an innovative new feed product

5 Mosaic included in the S&P 500

The Mosaic Company Earnings Conference Call – 1 st Quarter Fiscal 2012 Thursday, September 29, 2011

Accelerating Grain and Oilseed Use
Source:  USDA, lighter bars indicate recession years

0.7%
2.7%
0.2%
1.7%
3.7%
2.1%
1.4%
2.5%
2.1%
2.2%
2.4%
2.2%
2.0
2.2
2.4
2.6
2.8
99/00 00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09 09/10 10/11E 11/12F
CROP YEAR
WORLD GRAIN AND OILSEED USE
BILLION TONNES

Stocks Remain at Low Levels
Source:  USDA

15%
20%
25%
30%
350
450
550
650
99/00 00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09 09/10 10/11E 11/12F
CROP YEAR
WORLD GRAIN AND OILSEED STOCKS
MILLION TONNES
Stocks Percent of Use
PERCENT OF USE

Second Lowest Corn Stock/Use Ratio
Source:  USDA

12%
19%
26%
33%
80
120
160
200
99/00 02/03 05/06 08/09 11/12F
CROP YEAR
WORLD CORN STOCKS
MILLION TONNES
Stocks Percent of Use
PERCENT OF USE
5%
10%
15%
20%
0.4
1.0
1.6
2.2
99/00 02/03 05/06 08/09 11/12F
CROP YEAR
U.S. CORN STOCKS
BILLION BUSHELS
Stocks Percent of Use
PERCENT OF USE

Record Phosphate and Potash Demand

Source:  Fertecon, IFA and Mosaic
52
47
58
60-61
62- 64
30
40
50
60
70
00 01 02 03 04 05 06 07 08 09 10 11F 12F
CALENDAR YEAR
WORLD PHOSPHATE SHIPMENTS
MILLION TONNES DAP/MAP/TSP
51
31
53
56- 57
58- 60
25
35
45
55
65
00 01 02 03 04 05 06 07 08 09 10 11F 12F
CALENDAR YEAR
WORLD POTASH SHIPMENTS
MILLION TONNES KCl

Record U.S. Net Cash Farm Income Source: USDA 11 0 20 40 60 80 100 120 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11F CALENDAR YEAR U.S. NET CASH FARM INCOME BILLION $

NA Phosphate and Potash Shipments

Source:  TFI , USDOC, and Mosaic
4.5
4.9
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
Jun-Nov Dec-May
IMPLIED NORTH AMERICAN
PHOSPHATE SHIPMENTS
MILLION TONS DAP/MAP/MES/TSP
2011/12
2010/11
4.7
6.1
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
Jun-Nov Dec-May
IMPLIED NORTH AMERICAN
POTASH SHIPMENTS
MILLION TONS KCl
2011/12
2010/11

Brazil Crop Nutrient Shipments
Source:  ANDA and Mosaic

24.6
22.4
22.5
24.6
26.2-26.7
10
15
20
25
30
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11F
CALENDAR YEAR
BRAZIL CROP NUTRIENT SHIPMENTS
MILLION TONNES PRODUCTS

Brazil Phosphate and Potash Imports
Source:  Fertecon and Mosaic

2.7
2.1
2.8
3.6-3.7
1.5
2.0
2.5
3.0
3.5
4.0
00 01 02 03 04 05 06 07 08 09 10 11F 12F
CALENDAR YEAR
BRAZIL PHOSPHATE IMPORTS
MILLION TONNES DAP/MAP/TSP
6.5
3.4
6.0
6.8-7.0
7.0-7.2
2.5
3.5
4.5
5.5
6.5
7.5
00 01 02 03 04 05 06 07 08 09 10 11F 12F
CALENDAR YEAR
BRAZIL POTASH IMPORTS
MILLION TONNES KCl

India Phosphate and Potash Imports
Source:  Fertecon and Mosaic

6.3
6.7
7.9
7.0 -7.2
7.7-7.9
0.0
2.0
4.0
6.0
8.0
00 01 02 03 04 05 06 07 08 09 10 11F 12F
CALENDAR YEAR
INDIA PHOSPHATE IMPORTS
MILLION TONNES DAP/MAP
6.0
5.4
6.3
4.8-5.2
6.3
-
6.5
1.5
2.5
3.5
4.5
5.5
6.5
00 01 02 03 04 05 06 07 08 09 10 11F 12F
CALENDAR YEAR
INDIA POTASH IMPORTS
MILLION TONNES KCl

China Phosphate Exports / Potash Imports
Source:  Fertecon and Mosaic

2.8
3.6
6.1
5.2-5.4
5.1-5.4
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
00 01 02 03 04 05 06 07 08 09 10 11F 12F
CALENDAR YEAR
CHINA PHOSPHATE EXPORTS
MILLION TONNES DAP/MAP/TSP
5.1
2.0
5.3
5.8-6.0
6.0-6.5
0.0
2.0
4.0
6.0
8.0
10.0
00 01 02 03 04 05 06 07 08 09 10 11F 12F
CALENDAR YEAR
CHINA POTASH IMPORTS
MILLION TONNES KCl

The Mosaic Company Earnings Conference Call – 1 st Quarter Fiscal 2012 Thursday, September 29, 2011

Net sales $3,083 $2,188
Gross margin $848 $505
% of net sales 28% 23%
Net earnings attributable to Mosaic $526 $298
% of net sales 17% 14%
Diluted EPS $1.17 $.67
Effective tax rate 28% 27%
Net cash provided by operating activities $554 $556
Cash and cash equivalents as of August 31, 2011 & 2010 $4,038 $2,363
Financial Results
18
In millions, except per share amounts
Three Months Ended
8/31/2011 8/31/2010

Potash Segment Highlights

In millions, except MOP price Q1 FY12 Q4 FY11 Q1 FY11
Net sales $873 $982 $622
Gross Margin $444 $515 $257
% of net sales 51% 52% 41%
Operating earnings $402 $469 $218
Sales volumes 1.8 2.2 1.7
Production volume 1.9 2.2 1.4
Avg MOP selling price $446 $404 $331
First quarter year over year highlights:
• Operating earnings improvement due to increased selling prices and higher operating rates
• Operating rate 81% vs. 62% a year ago
• Continued progress with potash expansion program with first projects on-line.  Esterhazy K3 site excavation underway, ground freezing set to begin later this year, K2 mill construction largely complete next quarter
0
50
100
150
200
250
300
350
400
450
500
Q1 FY11 OE Sales
price
Sales
volumes
Resource
taxes
Other Q1 FY12 OE
OPERATING EARNINGS BRIDGE
$ IN MILLIONS

Phosphates Segment Highlights

In millions, except DAP price Q1 FY12 Q4 FY11 Q1 FY11
Net sales $2,220 $1,882 $1,581
Gross Margin $410 $479 $245
% of net sales 18% 25% 15%
Operating earnings $333 $370 $178
Sales volumes 3.2 2.8 3.1
NA production volume (a) 2.2 2.1 2.2
Avg DAP selling price $576 $574 $431
First quarter year over year highlights:
• Increase in operating earnings due to higher selling prices, partially offset by higher raw material costs
• Finished product operating rate of 89% comparable to a year ago
• Phosphate rock production up 20 percent compared to a year ago
(a) Includes crop nutrient dry concentrates and animal feed ingredients
OPERATING EARNINGS BRIDGE
$ IN MILLIONS
0
100
200
300
400
500
600
700
800
Q1 FY11 OE
Sales
Raw
materials
Other Q1 FY12 OE
price

Phosphates Segment Gross Margin

(a):  Sales mix impact a result of increased international sales
0%
5%
10%
15%
20%
25%
30%
Q4 FY11 Sulfur and
ammonia
Sales mix (a) Operating
costs
Purchased
phosphate rock
Other Q1 FY12
GROSS MARGIN PERCENT BRIDGE
PERCENT

Category Guidance
Potash
Q2 Sales volume 1.7 – 2.1 million tonnes
Q2 MOP selling price $440 - $465 per tonne
Q2 Operating rate between 80% and 90%
Phosphates
Q2 Sales volume 3.1 – 3.5 million tonnes
Q2 DAP selling price $600 - $625 per tonne
Q2 Operating rate above 85%
Capital Expenditures $1.6 - $1.9 billion
Canadian Resource Taxes and Royalties $420 – $470 million
SG&A $400 – $430 million
Effective Tax Rate Upper 20 percent range
Financial Guidance – Fiscal 2012

The Mosaic Company Thank you

Earnings Sensitivity to Key Drivers
Change
Estimated Change in
Pre-Tax Earnings
($ in millions)
Estimated
Change in Annual
EPS
MOP Price ($/tonne) $50 $368 $0.59
Potash Volume (000 tonnes) 500 $157 $0.25
DAP Price ($/tonne)
$50 $412 $0.66
Phosphates Volume (000 tonnes)
500 $92 $0.15
Sulfur ($/lt)
$25 $173 $0.28
Ammonia ($/tonne) $25 $77 $0.12
Natural Gas ($/mmbtu) $1.00 $36 $0.06
(a) These factors do not change in isolation; actual results could vary from the above estimates

(a)

Share Ownership – Fiscal Year End 2011
The company’s proxy for the shareholder meeting October 6, 2011 contains a proposal to collapse the
Class B shares into Class A shares
Cargill, Incorporated does not own any Mosaic shares. Mosaic is facilitating an additional secondary offering for the trusts on September 23, 2011 for 20.7 million shares, which will then be held by the public

Canadian Resource Taxes and Royalties
• Saskatchewan imposes profit taxes, royalties and a resource surcharge on all potash producers.  The calculation of these taxes is complex and subject to extensive tax regulations
• Canadian resource taxes and royalties (CRT) make up a meaningful portion of Potash segment cost of goods sold.  Due to the complexity of the calculations, we have historically provided total expense guidance for the current fiscal year
• We have developed a model using publicly available data due to requests from investors to help them understand potential long-term implications.  This model makes a number of simplifying assumptions
• There will be considerable volatility in actual results as compared to estimates.  Taxes are paid on a calendar year basis while we report results on a fiscal year basis.  Quarterly volatility is driven by the use of full year estimates in the accrual process
• The example on the following slide uses fiscal year 2011 actual results to illustrate

CRT Model

• Model using actual FY 2011 year end results to illustrate:
$ in millions FY 2011 Actual
Potash segment gross margin , excluding CRT $    1,763
Add back depreciation 189
Capital expenditures 907
Subtract 120% of capex
Estimated taxable profit $
Estimate CRT between 30% and 35% of taxable profit
@ 30%
@ 35%
Compare to actual CRT of $294
Note:  Totals may not add due to rounding
1,952
(1,088)
864

$

Backtesting
• We tested the model against two time periods: 1) fiscal year end, and 2) last twelve months ended
November 30
• The model using period end November 30 results in less estimate error, as the period more closely matches the Canadian tax period of calendar year
• Note that FY09 and FY10 model results skewed by effect of accrual process under volatile market conditions
• The model was developed to work better with high levels of capital spending
28
Average of reported CRT 271
Average model estimate
@30% rate         286
@35% rate         333

Accruals and Quarterly Estimations
• Quarterly CRT can be volatile if the estimate of full year gross profits changes. An approximation of the quarterly accrual can be made by recognizing the following:
– The company strives to have accurate year-to-date accruals
– The impact of changes in gross profit assumptions for the full year, will be reflected in the current quarter
• The chart below shows the impact of changing your estimated gross profit for the full year, if that change were to occur after the first quarter accrual, but before the second quarter accrual
29
Impact of changing estimates Quarter 1 Quarter 2
End of period estimated annual tax liability $100 $120
Beginning of period accruals $0 $25
Updated YTD accruals $25 $60
Accrual in the quarter $25 $35
Simplified example to show the effect of changing full year profit on accruals